EXHIBIT B


                             JOINT FILING AGREEMENT


        This will confirm the agreement by and among Bruce Bauman, Alexander Bodkin, Andrew Bodkin, Quentin Faulkner, John D. Glode, Doug Guarino, David Halberstadt, Evan Heller, Joanne Halberstadt Trust, John Levy, James Nelsen, Mark Parent, Jay Perlstein, Jamie B. Rosenberg, Marti G. Rosenberg, Robert Rosenberg, Machelle Seibel, Alan Stone, David Tavenner, Richard Traiger, Jim Walsh, James Yafrate and Ron Zwanziger (collectively, the "Reporting Persons") in connection with that certain Schedule 13G to be filed on or about February 14, 1997 with respect to the common stock, par value $.001 per share (the "Common Stock"), of Selfcare, Inc. (the "Company") beneficially owned by the Reporting Persons (the "Schedule 13G"). The undersigned hereby agree with respect to such filing on Schedule 13G as follows:

         (i) No Reporting Person nor any affiliate of any Reporting Person makes any representation with respect to, nor bears any responsibility for, any of the information set forth with respect to any other "person" who or which is or becomes a party to or a member of any "group" (as such terms are defined and used in Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G promulgated thereunder) for whom or which information is included in such Schedule 13G.

         (ii) Subject to paragraph (i) above, the undersigned hereby confirm the agreement by and among each of them that the Schedule 13G is being filed on behalf of each of the parties named below.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                            [Signature pages follow]
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.


                                                 /s/ Bruce Bauman
                                                 _____________________________
                                                 Bruce Bauman
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.


                                                 /s/ Alexander Bodkin
                                                 _____________________________
                                                 Alexander Bodkin
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.


                                                 /s/ Andrew Bodkin
                                                 _____________________________
                                                 Andrew Bodkin
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.



                                                /s/ Quentin Faulkner
                                                -------------------------
                                                    Quentin Faulkner



                                                /s/ John Levy
                                                -------------------------
                                                    John Levy



                                                /s/ James Nelsen
                                                -------------------------
                                                    James Nelsen


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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.


                                                 /s/ John D. Glode
                                                 _____________________________
                                                 John D. Glode
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.


                                                 /s/ Doug Guarino
                                                 _____________________________
                                                 Doug Guarino
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.


                                                 /s/ David Halberstadt
                                                 _____________________________
                                                 David Halberstadt
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.


                                                 /s/ Evan Heller
                                                 _____________________________
                                                 Evan Heller
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.



                                                 /s/ David Halberstadt, Trustee
                                                 ------------------------------
                                                 Joanne Halberstadt Trust
                                                 By: David Halberstadt, Trustee
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.



                                                 /s/ Mark Parent
                                                 ------------------------------
                                                 Mark Parent
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.



                                            /s/ Susan G. Rosenberg, Custodian
                                            ---------------------------------
                                            Jamie B. Rosenberg
                                            By: Susan G. Rosenberg, Custodian
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.



                                            /s/ Susan G. Rosenberg, Custodian
                                            ---------------------------------
                                            Marti G. Rosenberg
                                            By: Susan G. Rosenberg, Custodian
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.



                                                 /s/ Robert Rosenberg
                                                 -----------------------------
                                                 Robert Rosenberg
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.



                                                 /s/ Machelle Seibel
                                                 -----------------------------
                                                 Machelle Seibel
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.



                                                 /s/ Alan Stone
                                                 -----------------------------
                                                 Alan Stone
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.



                                                 /s/ David Tavenner
                                                 -----------------------------
                                                 David Tavenner
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.


                                                 /s/ Richard Traiger
                                                 -----------------------------
                                                 Richard Traiger
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.


                                                 /s/ Jim Walsh
                                                 -----------------------------
                                                 Jim Walsh
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.


                                                 /s/ James Yafrate
                                                 -----------------------------
                                                 James Yafrate
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Dated:  February 14, 1997

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joint Filing Agreement on the date first written above.


                                                 /s/ Ron Zwanziger
                                                 ------------------------------
                                                 Ron Zwanziger